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                                                          EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 30, 1995, included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-13427.



Louisville, Kentucky                                      Arthur Andersen LLP
March 24, 1995